QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.11

SEVENTH AMENDMENT TO AMENDED AND RESTATED
LOAN AND SECURITY AGREEMENT

        SEVENTH AMENDMENT, dated as of December 14, 2005 to the Amended and Restated Loan and Security Agreement, dated as of May 22, 2000, among Houston Wire & Cable Company ("Borrower"), the lenders named therein ("Lenders") and Bank of America, N.A. ("Bank of America") as successor-in-interest to Fleet Capital Corporation, as agent for said Lenders (Bank of America, in such capacity, "Agent"). Said Amended and Restated Loan and Security Agreement, as amended by a certain First Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated as of July 13, 2000, by a certain Second Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated May 30, 2001, by a certain Third Amendment to Amended and Restated Loan and Security Agreement by and among Borrowers, Lenders and Agent dated October 22, 2001, by a certain Fourth Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated December 31, 2002, by a certain Fifth Amendment to Amended and Restated Loan and Security Agreement by and among Borrower, Lenders and Agent dated November 19, 2003 and by a certain Sixth Amended to Amended and Restated Loan and Security Agreement dated as of May 26, 2005 by and among Borrower, Lenders and Agent and as it may be further amended, is hereinafter referred to as the "Loan Agreement." The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement. References to Agent and/or any Lender shall include Agent's or such Lender's predecessor(s)-in-interest.

        WHEREAS, Lenders, Agent and Borrower desire to make certain amendments and modifications to the Loan Agreement.

        NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

        1.    Additional and Amended Definitions.    The following definitions of "Overline," "Overline Commitment," "Overline Percentage," "Seventh Amendment" and "Seventh Amendment Effective Date" are hereby inserted in Appendix A to the Loan Agreement; the definition of "Borrowing Base" is hereby deleted from Appendix A and the following is inserted in its stead:

          "Borrowing Base—as at any date of determination thereof, an amount equal to the lesser of:

              (i)  the Maximum Revolving Loan at such date; or

             (ii)  an amount equal to:

              (a)   up to eighty-five percent (85%) of the net amount of Eligible Accounts outstanding at such date;

PLUS

              (b)   the lesser of (1) the Maximum Inventory Amount, or (2) the Effective Inventory Advance Rate multiplied by the value of Eligible Inventory (other than Apparatus Eligible Inventory) at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis;

MINUS (subtract from the lesser of (i) or (ii) above)

            (iii)  an amount equal to the sum of (a) any amount which Agent reasonably expects it may be obligated to pay in the future for the account of Borrower, plus (b) the amount of any reserve established by Agent pursuant to Section 1.1.1, plus (c) the LC Amount.

            For purposes of this Agreement (x) the amount determined by subtracting (iii) from (i) above is hereinafter referred to as the "Maximum Revolving Loan Borrowing Base" and

    (y) the amount determined by subtracting (iii) from (ii) above is hereinafter referred to as the "Collateral Borrowing Base."

            For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less, to the extent not already deducted in the calculation of Eligible Accounts, any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time. Further, the value of Eligible Inventory shall be adjusted as of each date of calculation to reflect decreases in the Comex market price of copper as reported on the London Metals Exchange, but only to the extent that such decrease would result in a value less than current book value.

          Overline—as defined in Section 1.1.1(D) of the Loan Agreement.

          Overline Commitment—the amount set forth below each Lender's name on the signature page to the Seventh Amendment.

          Overline Percentage—with respect to each Lender, the percentage equal to the quotient of such Lender's Overline Commitment divided by all Lenders' Overline Commitments.

          Seventh Amendment—that certain Seventh Amendment to Amended and Restated Loan and Security Agreement dated as of December 14, 2005 by and among Borrower, Agent and Lenders.

*    *    *

          Seventh Amendment Effective Date—the date on which the conditions precedent to the effectiveness of the Seventh Amendment are satisfied."

        2.    Overlines.    The following Section 1.1.1(D) is hereby inserted:

        "1.1    Revolving Credit Loans.

          1.1.1    Loans and Reserves.

*    *    *

            (D)  Subject to all of the terms and conditions of this Agreement, between the Seventh Amendment Effective Date and March 14, 2006, each Lender agrees, for so long as no Event of Default exists and is continuing, to make, upon request of Borrower, additional Revolving Credit Loans to Borrower at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, the Maximum Revolving Loan Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overline" and collectively as "Overlines"). The maximum amount of Overlines any Lender shall be required to make shall not exceed such Lender's Overline Commitment and the total amount of all such Overline Commitments is $5,000,000. Agent shall enter such Overlines as debits in the Loan Account. At no time shall the sum of the aggregate amount of outstanding Revolving Credit Loans (excluding Overlines) plus outstanding Overlines plus the LC Amount exceed the Collateral Borrowing Base. In the event any such excess exists, Borrower shall immediately repay the amount thereof. All Overlines shall be repaid on March 14, 2006 or upon demand after the occurrence of and during the continuation of an Event of Default, shall be secured by the Collateral, shall bear interest as provided in this Agreement for Revolving Credit Loans generally and shall be deemed Revolving Credit Loans for all other purposes of this Agreement and the other Loan Documents; provided that any repayment of the Revolving Credit Loans or any payment of interest thereon made while Overlines are outstanding shall be applied first to outstanding Overlines and interest thereon in accordance with each Lender's Overline Percentages. Any

2

    Overline to be made by Lenders pursuant to the terms hereof shall be made by Lenders ratably in accordance with their Overline Percentages."

        3.    Term Loans.    Borrower shall not be permitted to request and Lenders shall not be required to make Term Loans during the period between the Seventh Amendment Effective Date until the latter of March 14, 2006 and the date on which all outstanding Overlines have been paid in full.

        4.    Fee.    In order to induce Agent and Lenders to enter into this Seventh Amendment, Borrower agrees to pay to Agent, for the ratable benefit of Lenders, a fee in the amount of $25,000. Such fee shall be deemed due and payable and fully earned and non-refundable on the Seventh Amendment Effective Date. Each Lender agrees to refund to Borrower its portion of such fee if on or prior to the first anniversary of the Seventh Amendment Effective Date such Lender enters into a new or an amended and restated credit facility with Borrower.

        5.    Conditions Precedent.    This Seventh Amendment shall become effective upon satisfaction of each of the following conditions precedent:

          (a)   Agent shall have received a copy of this Seventh Amendment, duly executed by Borrower, Lenders and Agent;

          (b)   Agent, on behalf of Lenders, shall have received Amended and Restated Revolving Credit Notes in the forms attached hereto and incorporated herein as Exhibits A and A-1 attached to this Seventh Amendment executed by Borrower; and

          (c)   Borrower shall have paid to Agent, for the ratable benefit of Lenders, the fee referred to in Section 4 above.

        After the Seventh Amendment Effective Date, Lenders shall deliver to Borrower the Revolving Credit Notes previously executed and delivered by Borrower to Lenders, which Notes shall be marked "Amended and Superceded."

        6.    Signature Block.    The signature block to the Loan Agreement is hereby amended to read as the signature block to this Seventh Amendment.

        7.    Continuing Effect.    Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

        8.    Governing Law.    This Seventh Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

        9.    Counterparts.    This Seventh Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

(Signature Page Follows)

3

(Signature Page to Seventh Amendment to Amended and Restated Loan and Security Agreement)

        IN WITNESS WHEREOF, this Seventh Amendment has been duly executed as of the first day written above.

HOUSTON WIRE & CABLE COMPANY, as Borrower		HWC HOLDING CORPORATION, as Guarantor
By:	/s/ NICOL G. GRAHAM	By:	/s/ CHARLES SORRENTINO
Name:	Nicol G. Graham	Name:	Charles Sorrentino
Title:	Vice President and Chief Financial Officer	Title:	President and Chief Executive Officer
THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender		BANK OF AMERICA, N.A., as Agent and a Lender
By:	/s/ CHAD RAMSEY	By:	/s/ THOMAS F. KARLOV
Name:	Chad Ramsey	Name:	Thomas F. Karlov
Title:	Vice President	Title:	Senior Vice President
Overline Commitment: $2,000,000 from the Seventh Amendment Effective Date until March 14, 2006 and $0 thereafter		Overline Commitment: $3,000,000 from the Seventh Amendment Effective Date until March 14, 2006 and $0 thereafter

EXHIBIT A

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$30,000,000	Amended and Restated As of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, (hereinafter "Borrower"), hereby PROMISES TO PAY to the order of Bank of America, N.A., a national banking association ("Lender"), or its registered assigns, at the principal office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Thirty Million Dollars ($30,000,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

        This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America"), as agent for such Lenders (Bank of America in such capacity "Agent") (hereinafter amended from time to time, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

        Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

A-1

        This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

                      HOUSTON WIRE & CABLE COMPANY

                      By:
                      Name:
                      Title:

A-2

EXHIBIT A-1

AMENDED AND RESTATED REVOLVING CREDIT NOTE

$20,000,000	Amended and Restated As of December , 2005 Chicago, Illinois

        FOR VALUE RECEIVED, the undersigned, (hereinafter "Borrower"), hereby PROMISES TO PAY to the order of The CIT Group/Business Credit, Inc., a Delaware corporation ("Lender"), or its registered assigns, at the principal office of Bank of America, N.A., as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of Twenty Million Dollars ($20,000,000), or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

        This Note is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2000 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation, the predecessor-in-interest to Bank of America, N.A. ("Bank of America"), as agent for such Lenders (Bank of America in such capacity "Agent") (hereinafter amended from time to time, the "Loan Agreement"), and is entitled to the benefit and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms herein, unless otherwise defined, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

        The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

        Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

        The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

        Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

A-1-1

        This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

                      HOUSTON WIRE & CABLE COMPANY

                      By:
                      Name:
                      Title:

A-1-2

QuickLinks

  Exhibit 10.11